
Indiana Energy, Inc. and Subsidiary Companies
                Highlights                     March 31,           March 31,
               (Unaudited)                       1999              1998 (2)
Basic and Diluted Earnings Per
     Average Share (1) :

     Three Months Ended -
         Indiana Gas and IEI Services           $0.85               $0.66
         IEI Investments                        $0.09               $0.11
            Total                               $0.94               $0.77

     Twelve Months Ended -
         Indiana Gas and IEI Services           $1.18               $0.36
         IEI Investments                        $0.19               $0.32
            Total                               $1.37               $0.68

Dividends Paid (per common share,
         12 months) (1)                         $0.92               $0.88

Annualized Dividend (1)                         $0.93               $0.89

Dividend Yield (at close)                        4.9%                3.8%

Dividend Payout Ratio                            67.2%              130.0%

Dividend to Book Value                           8.5%                8.3%


Return on Average Shareholder Equity            12.7%               6.3%


Book Value Per Share (1)                       $10.96              $10.67

Market to Book Value                             173%                217%

Common Stock Prices (IEI - NYSE) (1)

     High (12 Month)                           $26.38              $25.69

     Low (12 Month)                            $18.94              $17.35

     Close                                     $18.94              $23.16

Price/Earnings Ratio                            13.8                34.3


Percent Internally Generated Funds - Utility     68%                 57%

Ratio of Earnings to Fixed Charges

     - SEC Method                                4.8                 2.7


Credit Ratings:

    Indiana Gas                                AA- / Aa2           AA- / Aa2

    Indiana Energy                             A+ / Aa3            A+ / Aa3


(1)  Adjusted to reflect the four-for-three stock split October 2, 1998.
(2) Reflects the recording of restructuring costs of $39.5 million ($24.5 million after-tax or $.81 per common share) at Indiana Gas during the quarter ended September 30, 1997.




                               For 3 Months        For 6 Months        For 12 Months
     SELECTED UTILITY          Ended March 31      Ended March 31      Ended March 31
   OPERATING STATISTICS
        (Unaudited)            1999      1998      1999      1998      1999      1998
WEATHER AS A PERCENT
     OF NORMAL                  92%       77%       88%       87%       87%       93%



MARGIN  (Thousands):

     Operating Revenues      $161,484  $163,131  $286,431  $333,263  $418,812  $475,494

     Cost of Gas               83,993    94,241   151,930   201,293   221,641   273,634

     Margin                   $77,491   $68,890  $134,501  $131,970  $197,171  $201,860



GAS SOLD & TRANSPORTED
     (MDth):

     Residential              22,109    18,406    35,615    34,605    42,638    44,410

     Commercial                8,390     7,271    13,553    13,868    16,785    17,898

     Contract                 17,554    16,314    32,729    32,316    56,480    55,659

                              48,053    41,991    81,897    80,789   115,903   117,967



OPERATING REVENUES
     (Thousands):

     Residential            $111,773  $109,009  $196,743  $221,735  $274,574  $308,226

     Commercial               39,399    39,241    67,870    80,600    94,724   109,325

     Contract                  8,671    12,585    18,990    27,605    44,167    52,015

     Miscellaneous Revenue     1,641     2,296     2,828     3,323     5,347     5,928

                            $161,484  $163,131  $286,431  $333,263  $418,812  $475,494



AVERAGE CUSTOMERS:

     Residential             455,814   446,478   452,678   443,045   446,947   437,084

     Commercial               46,502    46,074    46,198    45,739    45,810    45,299

     Contract                  1,030     1,063     1,028     1,057     1,046     1,057

                             503,346   493,615   499,904   489,841   493,803   483,440






                                   INDIANA ENERGY, INC.
                                 AND SUBSIDIARY COMPANIES

                                CONSOLIDATED BALANCE SHEETS

                                         ASSETS
                                (Thousands - Unaudited)



                                                           March 31               September 30
                                                      1999         1998              1998

CURRENT ASSETS:
    Cash and cash equivalents                      $   2,164    $  24,147         $   9,325
    Accounts receivable, less reserves of $2,660,
        $2,565 and $900 respectively                  42,454       43,451            10,939
    Accrued unbilled revenues                         23,603       23,275             6,453
    Liquefied petroleum gas - at average cost            808          868               883
    Gas in underground storage - at last-in,
        first-out cost                                 6,106          904            19,373
    Prepayments and other                              6,351        5,201             5,483
                                                      81,486       97,846            52,456

INVESTMENTS IN UNCONSOLIDATED AFFILIATES              39,022       30,396            32,186

UTILITY PLANT:
    Original cost                                    958,685      935,390           937,977
    Less - accumulated depreciation and
        amortization                                 384,207      366,936           370,872
                                                     574,478      568,454           567,105

NONUTILITY PLANT:
    Original cost                                     61,412       48,264            55,225
    Less - accumulated depreciation and
        amortization                                  15,616       10,128            12,613
                                                      45,796       38,136            42,612

DEFERRED CHARGES AND OTHER ASSETS:
    Unamortized debt discount and expense             12,419       12,649            12,954
    Regulatory income tax asset                        1,778            -             1,778
    Other                                              6,388        5,813             4,466
                                                      20,585       18,462            19,198

                                                   $ 761,367    $ 753,294         $ 713,557





                                INDIANA ENERGY, INC.
                              AND SUBSIDIARY COMPANIES

                            CONSOLIDATED BALANCE SHEETS

                        LIABILITIES AND SHAREHOLDERS' EQUITY
                       (Thousands except shares - Unaudited)


                                                                   March 31           September 30
                                                               1999       1998             1998
CURRENT LIABILITIES:
    Maturities and sinking fund requirements of
       long-term debt                                       $  10,174    $     272        $  10,119
    Notes payable                                              31,579       80,100           33,705
    Accounts payable                                           28,621       26,957           19,416
    Refundable gas costs                                       28,013       19,282           10,730
    Customer deposits and advance payments                      8,758        9,118           19,229
    Accrued taxes                                              18,044       22,104            4,728
    Accrued interest                                            1,425        1,687            1,974
    Other current liabilities                                  22,909       26,769           26,319
                                                              149,523      186,289          126,220

DEFERRED CREDITS AND OTHER LIABILITIES:
    Deferred income taxes                                      60,712       56,266           60,448
    Accrued postretirement benefits other than pensions        26,914       24,450           25,388
    Unamortized investment tax credit                           8,849        9,779            9,313
    Regulatory income tax liability                                 -        1,874                -
    Other                                                       5,556        5,258            4,994
                                                              102,031       97,627          100,143

COMMITMENTS AND CONTINGENCIES                                       -            -                -

CAPITALIZATION:
    Long-term debt                                            183,375      149,873          183,489
    Common stock (no par value) - authorized 200,000,000
        shares - issued and outstanding 29,792,755,
        30,126,017 and 30,063,667 shares, respectively (1)    136,866      143,595          142,653
    Retained earnings                                         189,572      175,910          161,052
        Total common shareholders' equity                     326,438      319,505          303,705
                                                              509,813      469,378          487,194

                                                            $ 761,367    $ 753,294        $ 713,557


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.





                             INDIANA ENERGY, INC.
                           AND SUBSIDIARY COMPANIES

                      CONSOLIDATED STATEMENTS OF INCOME
                     (Thousands except per share data)
                                (Unaudited)


                                                  Three Months               Six Months
                                                 Ended March 31            Ended March 31
                                                1999       1998           1999       1998
OPERATING REVENUES:
    Utility                                  $ 161,484    $ 163,131    $ 286,431    $ 333,263
    Other                                          355          155          649          358
                                               161,839      163,286      287,080      333,621
OPERATING EXPENSES:
    Cost of gas                                 83,993       92,724      151,930      199,776
    Other operating                             19,061       19,580       38,387       37,600
    Depreciation and amortization                9,839        9,396       19,754       18,302
    Taxes other than income taxes                4,839        4,743        9,090        9,656
                                               117,732      126,443      219,161      265,334

OPERATING INCOME                                44,107       36,843       67,919       68,287

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                               4,294        3,822        5,719        5,785
    Other - net                                    381          476          757          881
                                                 4,675        4,298        6,476        6,666

INCOME BEFORE INTEREST AND
    INCOME TAXES                                48,782       41,141       74,395       74,953

INTEREST EXPENSE                                 4,297        4,538        8,528        9,199

INCOME BEFORE INCOME TAXES                      44,485       36,603       65,867       65,754

INCOME TAXES                                    16,382       13,461       23,488       24,256

NET INCOME                                   $  28,103    $  23,142    $  42,379    $  41,498

AVERAGE COMMON SHARES OUTSTANDING (1)           29,808       30,125       29,908       30,123

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK (1)                $    0.94    $    0.77    $    1.42    $    1.38

(1) Adjusted to reflect the four-for-three stock split October 2, 1998.





                                   INDIANA ENERGY, INC.
                                AND SUBSIDIARY COMPANIES

                           CONSOLIDATED STATEMENTS OF INCOME
                           (Thousands except per share data)
                                        (Unaudited)


                                                                           Twelve Months
                                                                           Ended March 31
                                                                          1999        1998
OPERATING REVENUES:
    Utility                                                            $ 418,812    $ 475,494
    Other                                                                  1,076          511
                                                                         419,888      476,005
OPERATING EXPENSES:
    Cost of gas                                                          221,641      272,117
    Other operating                                                       76,370       77,780
    Restructuring costs                                                        -       39,531
    Depreciation and amortization                                         39,107       35,999
    Taxes other than income taxes                                         14,169       16,886
                                                                         351,287      442,313

OPERATING INCOME                                                          68,601       33,692

OTHER INCOME:
    Equity in earnings of unconsolidated
        affiliates                                                         7,160       11,195
    Other - net                                                            2,379        3,536
                                                                           9,539       14,731

INCOME BEFORE INTEREST AND
    INCOME TAXES                                                          78,140       48,423

INTEREST EXPENSE                                                          15,974       17,420

INCOME BEFORE INCOME TAXES                                                62,166       31,003

INCOME TAXES                                                              21,081       10,636

NET INCOME                                                             $  41,085    $  20,367

AVERAGE COMMON SHARES OUTSTANDING (1)                                     30,008       30,116

BASIC AND DILUTED EARNINGS PER AVERAGE
    SHARE OF COMMON STOCK (1)                                          $    1.37    $    0.68


(1) Adjusted to reflect the four-for-three stock split October 2, 1998.





                             INDIANA ENERGY, INC.
                           AND SUBSIDIARY COMPANIES

                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                           (Thousands - Unaudited)

                                                              Six Months                Twelve Months
                                                            Ended March 31              Ended March 31
                                                          1999         1998           1999         1998
CASH FLOWS FROM (REQUIRED FOR)
 OPERATING ACTIVITIES:
   Net income                                          $  42,379    $  41,498      $  41,085    $  20,367
   Adjustments to reconcile net income to cash
     provided from operating activities -
       Noncash restructuring costs                             -            -              -       32,838
       Depreciation and amortization                      19,815       18,302         39,261       35,999
       Deferred income taxes                                 264        1,061            794      (12,672)
       Investment tax credit                                (465)        (465)          (930)        (930)
       Gain on sale of assets                                  -            -         (2,102)      (2,923)
       Undistributed earnings of unconsolidated
            affiliates                                    (5,719)      (5,785)        (7,160)     (11,195)
                                                          13,895       13,113         29,863       41,117
       Changes in assets and liabilities -
         Receivables - net                               (48,665)     (35,444)           669        4,219
         Inventories                                      13,299       18,181         (5,154)       3,153
         Accounts payable, customer deposits, advance
            payments and other current liabilities        (4,676)     (14,901)        (2,556)         447
         Accrued taxes and interest                       12,767       12,503         (4,322)       1,266
         Recoverable/refundable gas costs                 17,283       25,125          8,731       34,379
         Prepayments                                        (825)      (1,276)        (1,138)      (4,190)
         Accrued postretirement benefits other than
            pensions                                       1,526        1,412          2,464        7,699
         Other - net                                         583       (4,897)         1,612       (3,034)
           Total adjustments                               5,187       13,816         30,169       85,056
             Net cash flows from (required for)
                 operations                               47,566       55,314         71,254      105,423

CASH FLOWS FROM (REQUIRED FOR)
 FINANCING ACTIVITIES:
    Repurchase of common stock                            (5,857)           -         (7,046)           -
    Sale of long-term debt                                     -       50,028         45,052       65,060
    Reduction in long-term debt                              (59)     (92,946)        (1,648)     (93,069)
    Net change in short-term borrowings                   (2,126)      56,300        (48,521)      37,800
    Dividends on common stock                            (13,829)     (13,251)       (27,419)     (26,258)
        Net cash flows from (required for)
            financing activities                         (21,871)         131        (39,582)     (16,467)

CASH FLOWS REQUIRED FOR INVESTING ACTIVITIES:
    Capital expenditures                                 (32,132)     (32,873)       (65,289)     (68,104)
    Nonutility investments in unconsolidated
        affiliates - net                                  (2,131)      (3,211)        (5,382)      (4,461)
    Cash distributions from unconsolidated affiliates      1,407        4,738          3,699        4,738
    Proceeds from sale of assets                               -            -         13,317        3,000
        Net cash flows required for investing
            activities                                   (32,856)     (31,346)       (53,655)     (64,827)

NET INCREASE (DECREASE) IN CASH                           (7,161)      24,099        (21,983)      24,129

CASH AND CASH EQUIVALENTS AT BEGINNING OF
    PERIOD                                                 9,325           48         24,147           18

CASH AND CASH EQUIVALENTS AT END OF PERIOD             $   2,164    $  24,147      $   2,164    $  24,147

